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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported: November 30, 2004
                                                         -----------------

                        Commission file number: 000-50760

                      Financial Telecom Limited (USA), Inc.
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             (Exact name of registrant as specified in its charter)

            Nevada                                      58-2670972
  ----------------------------                 ---------------------------
  (State or other jurisdiction                        (IRS Employer
       of incorporation)                       Identification File Number)

     306 Hang Bong Commercial Center, 28 Shanghai Street, Kowloon, Hongkong
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (852) 2868 0668
                                  ------------

      ---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal Officers; Election of directors;
          Appointment of Principal Officers

On November 30, 2004, Financial Telecom Limited (USA), Inc. announced the appointment of Mr. David Chen as the Chief Executive Officer of the company. Mr. Jimmy Lui, Mr. David Chen and Mr. William Huang are appointed as new members of the board of directors of the company. The company accepted the resignation of Mr. John Furutani and Mr. Sidney Tsang from the board. A copy of the press release issued by the company regarding the foregoing is attached to this report as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.
99.1    Press Release dated November 30, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Financial Telecom Limited (USA), Inc.
                                                 (Registrant)

Date: December 1, 2004             By: /s/ Stephen Tang
                                       ------------------------------
                                       Stephen Tang
                                       President